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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 18, 1997



                       Wilsons The Leather Experts Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Minnesota                     000-21543               41-1839933
---------------------------------     ----------------       -------------------
  (State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)


    7401 Boone Avenue North
   Brooklyn Park, Minnesota            55428               (612) 391-4000
-------------------------------      ----------     ----------------------------
(Address of principal executive      (Zip Code)       (Registrant's telephone
           offices)                                 number, including area code)
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibits:

(99) Press release relating to completion of private offering of senior notes.

                                      -2-
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                                   Signatures
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 1997

                                    WILSONS THE LEATHER EXPERTS INC.
                                     Registrant


                                          /s/ Douglas J. Treff
                                    By________________________________
                                      Its  Vice President, Finance
                                           and Chief Financial Officer

                                      -3-
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                               INDEX TO EXHIBITS


Exhibit    Description                                   Method of Filing
-------    -----------                                   ----------------

(99)       Press release relating to                     Electronic Transmission
           completion of private offering
           of senior notes.